UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

         DATE OF REPORT (Date of earliest event reported): June 20, 2005

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

      On April 14, 2005, the Board of Directors of First Merchants Corporation declared a quarterly cash dividend of $0.23 per share on its outstanding common stock. The cash dividend was payable to stockholders of record on June 6, 2005. The cash dividend was distributed along with a letter to the stockholders on June 20, 2005. A copy of the stockholder letter is attached as Exhibit 99.1 to this report and is furnished pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits.

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   (99.1) Stockholder Letter dated June 20, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      DATE: June 20, 2005

                                        FIRST MERCHANTS CORPORATION
                                                (Registrant)

                                        By: /s/ Larry R. Helms
                                            ---------------------------
                                            Larry R. Helms,
                                            Senior Vice President

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.        Description
-----------        -----------

   99.1            Stockholder Letter dated June 20, 2005.

                          First Merchants Corporation

                                  Exhibit 99.1

                    Stockholder Letter, dated June 20, 2005

June 20, 2005

Dear Shareholder:

The First Merchants Corporation Board of Directors has declared a quarterly cash dividend of $.23 per share to holders of record June 6, 2005, payable June 20, 2005.

Our banking activities continue to expand, and we have recently announced relocation to a new office in the greater Indianapolis metropolitan market. The Indianapolis banking center, encompassing both commercial lending and trust and investment activities, will relocate to a new office complex on I-465 on the north edge of the city. New business development in this market continues to encourage us toward further development, and we look forward to the opening of this new office.

We have also begun a corporate branding advertising campaign in and around our service area. Our strategy is to further communicate that our Corporation covers a large footprint through the central part of the state and that First Merchants Corporation includes nine community banks serving their customers in a manner consistent with community banking practices. This branding campaign is designed to convey the message that "We Are Your Partners in Success" in the delivery of high-quality and customer-friendly services.

Your continued support of our Corporation is appreciated and the Board of Directors is pleased to provide this dividend to you. Should you have any questions regarding our company, we welcome them through our internal Shareholder Relations Department (800/262-4261, ext. 7278), or through direct e-mail link on our Web site, www.firstmerchants.com, and invite you to avail yourselves of this service.

Sincerely,


Michael L. Cox
President and Chief Executive Officer

MLC/ch

Enclosure